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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 19, 1997

                             ROSS TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                      0-27016                  74-2507960
(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
       OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO.)


5316 Highway 290 West, First Floor, Austin, Texas                  78735
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



       Registrant's telephone number, including area code: (512) 436-2000



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ITEM 5.  OTHER EVENTS.

         On September 19, 1997, Ross Technology, Inc. (the "Registrant") sent a letter to its stockholders. A copy of the September 19, 1997 letter to stockholders, including the Registrant's September 10, 1997 press release included with the letter, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         On September 22, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.  EXHIBITS.

         99.1 Letter to stockholders dated September 19, 1997, including copy of September 10, 1997 press release.

         99.2     Press Release dated September 22, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ROSS TECHNOLOGY, INC.




Date:  September 22, 1997               By: /s/ FRANCIS S. WEBSTER III
                                            -----------------------------------
                                            Francis S. (Kit) Webster III
                                            Secretary





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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99.1 Letter to stockholders dated September 19, 1997, including copy of September 10, 1997 press release.

99.2        Press Release dated September 22, 1997.